Exhibit 3.1 THIRD AMENDED AND RESTATED BYLAWS OF SPOK HOLDINGS, INC.

TABLE OF CONTENTS Page ARTICLE I OFFICES ................................................................................................................................................... 1 SECTION 1.1 Registered Office ................................................................................................................ 1 SECTION 1.2 Other Offices ...................................................................................................................... 1 ARTICLE II STOCKHOLDERS .................................................................................................................................. 1 SECTION 2.1 Place of Meetings ............................................................................................................... 1 SECTION 2.2 Annual Meeting .................................................................................................................. 1 SECTION 2.3 Special Meetings ................................................................................................................. 1 SECTION 2.4 Procedures for Stockholders to Call Special Meetings ....................................................... 1 SECTION 2.5 Notice of Meetings ............................................................................................................. 4 SECTION 2.6 Waivers of Notice ............................................................................................................... 4 SECTION 2.7 Voting List .......................................................................................................................... 5 SECTION 2.8 Quorum ............................................................................................................................... 5 SECTION 2.9 Adjournments ..................................................................................................................... 5 SECTION 2.10 Voting and Proxies ............................................................................................................. 5 SECTION 2.11 Action at Meeting ............................................................................................................... 5 SECTION 2.12 Notice of Business to be Brought Before Meeting ............................................................. 6 SECTION 2.13 Notice of Nominations for Election to the Board of Directors ........................................... 9 SECTION 2.14 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors ........................................................... 11 SECTION 2.15 Conduct of Meetings ......................................................................................................... 12 SECTION 2.16 Action without Meeting .................................................................................................... 13 ARTICLE III DIRECTORS ........................................................................................................................................ 14 SECTION 3.1 General Powers ................................................................................................................. 14 SECTION 3.2 Number, Election and Qualification ................................................................................. 14 SECTION 3.3 Term of Office .................................................................................................................. 14 SECTION 3.4 Quorum ............................................................................................................................. 14 SECTION 3.5 Action at Meeting ............................................................................................................. 14 SECTION 3.6 Removal ............................................................................................................................ 14 SECTION 3.7 Vacancies .......................................................................................................................... 14 SECTION 3.8 Resignation ....................................................................................................................... 15 SECTION 3.9 Regular Meetings .............................................................................................................. 15 SECTION 3.10 Executive Sessions ............................................................................................................ 15 SECTION 3.11 Special Meetings ............................................................................................................... 15 SECTION 3.12 Notice of Special Meetings ............................................................................................... 15 SECTION 3.13 Meetings by Conference Communications Equipment ..................................................... 15 SECTION 3.14 Action by Written Consent ............................................................................................... 15 SECTION 3.15 Committees ....................................................................................................................... 15 SECTION 3.16 Compensation of Directors ............................................................................................... 16 ARTICLE IV OFFICERS ........................................................................................................................................... 16 SECTION 4.1 Titles ................................................................................................................................. 16 SECTION 4.2 Election ............................................................................................................................. 16 SECTION 4.3 Qualification ..................................................................................................................... 16 SECTION 4.4 Tenure ............................................................................................................................... 16 SECTION 4.5 Resignation and Removal ................................................................................................. 16 SECTION 4.6 Vacancies .......................................................................................................................... 16 SECTION 4.7 Chairman of the Board ...................................................................................................... 17 i

TABLE OF CONTENTS (continued) Page SECTION 4.8 Vice Chairman of the Board ............................................................................................. 17 SECTION 4.9 Chief Executive Officer .................................................................................................... 17 SECTION 4.10 Chief Operating Officer .................................................................................................... 17 SECTION 4.11 Chief Financial Officer ..................................................................................................... 17 SECTION 4.12 President ........................................................................................................................... 17 SECTION 4.13 Vice Presidents ................................................................................................................. 17 SECTION 4.14 Secretary and Assistant Secretaries .................................................................................. 17 SECTION 4.15 Treasurer and Assistant Treasurers ................................................................................... 18 SECTION 4.16 Salaries ............................................................................................................................ 18 SECTION 4.17 Bonds ............................................................................................................................ 18 ARTICLE V CAPITAL STOCK ................................................................................................................................. 18 SECTION 5.1 Issuance of Stock .............................................................................................................. 18 SECTION 5.2 Certificates of Stock ......................................................................................................... 18 SECTION 5.3 Transfers ........................................................................................................................... 19 SECTION 5.4 Lost, Stolen or Destroyed Certificates .............................................................................. 19 SECTION 5.5 Record Date ...................................................................................................................... 19 SECTION 5.6 Stockholders of Record ..................................................................................................... 19 ARTICLE VI INSURANCE ....................................................................................................................................... 20 ARTICLE VII INDEMNIFICATION ......................................................................................................................... 20 SECTION 7.1 General.............................................................................................................................. 20 SECTION 7.2 Indemnification in Actions, Suits or Proceedings Other Than Those By or in Right of the Corporation ................................................................................................... 20 SECTION 7.3 Indemnification in Actions, Suits or Proceedings By or in the Right of the Corporation ....................................................................................................................... 20 SECTION 7.4 Authorization of Indemnification ..................................................................................... 21 SECTION 7.5 Advancement of Expenses ................................................................................................ 21 ARTICLE VIII GENERAL PROVISIONS ................................................................................................................ 21 SECTION 8.1 Fiscal Year ........................................................................................................................ 21 SECTION 8.2 Corporate Seal .................................................................................................................. 21 SECTION 8.3 Waiver of Notice ............................................................................................................... 21 SECTION 8.4 Voting of Securities .......................................................................................................... 21 SECTION 8.5 Inspection of Books and Records ..................................................................................... 21 SECTION 8.6 Dividends .......................................................................................................................... 22 SECTION 8.7 Reserves ............................................................................................................................ 22 SECTION 8.8 Execution of Instruments .................................................................................................. 22 SECTION 8.9 Evidence of Authority ....................................................................................................... 22 SECTION 8.10 Certificate of Incorporation .............................................................................................. 22 SECTION 8.11 Transactions with Interested Parties ................................................................................. 22 SECTION 8.12 Severability ....................................................................................................................... 22 SECTION 8.13 Pronouns ........................................................................................................................... 22 SECTION 8.14 Electronic Signatures ........................................................................................................ 22 ARTICLE IX AMENDMENTS .................................................................................................................................. 23 ii

THIRD AMENDED AND RESTATED BYLAWS OF SPOK HOLDINGS, INC. ARTICLE I OFFICES SECTION 1.1 Registered Office. The registered office of Spok Holdings Inc. (the “Corporation”) shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be Corporation Service Company. SECTION 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may from time to time determine or as may be necessary or useful in connection with the business of the Corporation. ARTICLE II STOCKHOLDERS SECTION 2.1 Place of Meetings. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, or, if not so designated, at the principal office of the Corporation. SECTION 2.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in the bylaws of the Corporation (the “Bylaws”) to the annual meeting of the stockholders shall be deemed to refer to such special meeting. The Board of Directors may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders. SECTION 2.3 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the holders of twenty-five percent (25%) of the outstanding stock of the Corporation (the “Requisite Percentage”), a majority of the members of the Board of Directors, whether constituting a quorum or not and whether or not there exists any vacancies in previously authorized directorships at the time of adopting resolutions (or a written consent) calling any such meeting, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. SECTION 2.4 Procedures for Stockholders to Call Special Meetings. (a) The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 2.4, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the Board of Directors at a special meeting must also comply with the requirements set forth in Section 2.13 and Section 2.14. (b) No stockholder may demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to Section 2.4(a) unless a stockholder of record has first submitted a request in writing 1 that the Board of Directors fix a record date (a “Demand Record Date”) for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. (c) To be in proper form for purposes of this Section 2.4, a request by a stockholder for the Board of Directors to fix a Demand Record Date shall set forth: (i) As to each Requesting Person (as defined below), the Stockholder Information (as defined in Section 2.12(c)(i), except that for purposes of this Section 2.4 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.12(c)(i)); (ii) As to each Requesting Person, any Disclosable Interests (as defined in Section 2.12(c)(ii), except that for purposes of this Section 2.4 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.12(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.12(c)(ii) shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be); (iii) As to the purpose or purposes of the special meeting, (A) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, and (B) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting; and (iv) If directors are proposed to be elected at the special meeting, the Nominee Information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting. For purposes of this Section 2.4(c), the term “Requesting Person” shall mean (i) the stockholder making the request to fix a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, and (iii) any affiliate of such stockholder or beneficial owner. (d) Within ten (10) days after receipt of a request to fix a Demand Record Date in proper form and otherwise in compliance with this Section 2.4 from any stockholder of record, the Board of Directors may adopt a resolution fixing a Demand Record Date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. If no resolution fixing a Demand Record Date has been adopted by the Board of Directors within the ten (10) day period after the date on which such a request to fix a Demand Record Date was received, the Demand Record Date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 2.4 to the contrary, no Demand Record Date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such Demand Record Date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of Section 2.4(f). (e) Without qualification, a special meeting of the stockholders shall not be called pursuant to Section 2.4(a) unless stockholders of record as of the Demand Record Date who hold, in the aggregate, more than twenty-five (25%) percent of the outstanding shares of the Corporation timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Corporation at the principal executive 2 offices of the Corporation. Only stockholders of record on the Demand Record Date shall be entitled to demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to Section 2.4(a). To be timely, a stockholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the sixtieth (60th) day following the Demand Record Date. To be in proper form for purposes of this Section 2.4, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (iii) with respect to any stockholder or stockholders submitting a demand to call a special meeting (except for any stockholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) by way of a solicitation statement filed on Schedule 14A) (a “Solicited Stockholder”) the information required to be provided pursuant to this Section 2.4 of a Requesting Person. A stockholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary of the Corporation at any time prior to the special meeting. If any such revocation(s) are received by the Secretary of the Corporation after the Secretary of the Corporation’s receipt of written demands from the holders of the Requisite Percentage of stockholders, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage of stockholders to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting. (f) The Secretary of the Corporation shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply with this Section 2.4, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a stockholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty-first (61st) day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary of the Corporation receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of the Corporation of such demand to call a special meeting. (g) After receipt of demands in proper form and in accordance with this Section 2.4 from a stockholder or stockholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, date and time of, a special meeting of stockholders for the purpose or purposes and to conduct the business specified in the demands received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for notice and voting for such a special meeting shall be fixed in accordance with Section 5.5 of these Bylaws. The Board of Directors shall provide written notice of such special meeting to the stockholders in accordance with Section 2.5. (h) In connection with a special meeting called in accordance with this Section 2.4, the stockholder or stockholders (except for any Solicited Stockholder) who requested that the Board of Directors fix a record date for notice and voting for the special meeting in accordance with this Section 2.4 or who delivered a demand to call a special meeting to the Secretary of the Corporation shall further update and supplement the information previously provided to the Corporation in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section 2.4 shall be 3 true and correct as of the record date for stockholders entitled to vote at the special meeting and as of the date that is ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any request or demand provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted a request or demand hereunder to amend or update any such request or demand, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders. (i) Notwithstanding anything in these Bylaws to the contrary, the Secretary of the Corporation shall not be required to call a special meeting pursuant to this Section 2.4 except in accordance with this Section 2.4. If the Board of Directors shall determine that any request to fix a record date for notice and voting for the special meeting or demand to call and hold a special meeting was not properly made in accordance with this Section 2.4, or shall determine that the stockholder or stockholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 2.4, then the Board of Directors shall not be required to fix such record date or to call and hold the special meeting. In addition to the requirements of this Section 2.4, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date for notice and voting for the special meeting or demand to call a special meeting. SECTION 2.5 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given, either personally or by mail or electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware or other written communication, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, notice by electronic transmission shall be deemed given as provided in Section 232 of the General Corporation Law of the State of Delaware, provided that any notice by electronic transmission shall include a prominent legend that the communication is an important notice regarding the Corporation. For purposes of these Bylaws, “electronic transmission” shall mean any form of communication not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such recipient through an automated process. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware. SECTION 2.6 Waivers of Notice. Whenever the giving of any notice is required by statute, the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or these Bylaws, a waiver thereof, in writing and delivered to the corporation, signed by the person or persons entitled to said 4 notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver by such stockholder of notice (a) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transaction business at the meeting, and (b) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting if such matter is presented as part of the agenda at such time, otherwise upon the commencement of presentation of such matter. SECTION 2.7 Voting List. The Secretary of the Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. SECTION 2.8 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. SECTION 2.9 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by either the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than thirty (30) days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. SECTION 2.10 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the Corporation. No such proxy shall be voted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. SECTION 2.11 Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or 5 represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these Bylaws. When a quorum is present at any meeting, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions and broker non-votes not counted as a vote cast either for or against that nominee’s election); provided, however, that a plurality of the votes cast shall be sufficient to elect a director, when a quorum is present at any meeting, if the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting (a “Contested Election”). If there is a Contested Election, stockholders shall not be permitted to vote against a nominee. SECTION 2.12 Notice of Business to be Brought Before Meeting. (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board of Directors, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board of Directors or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.12 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.12 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 2.12, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 2.13 and Section 2.14, and this Section 2.12 shall not be applicable to nominations except as expressly provided in Section 2.13 and Section 2.14. (b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.12. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above. (c) To be in proper form for purposes of this Section 2.12, a stockholder’s notice to the Secretary of the Corporation shall set forth: 6

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”); (ii) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a- 1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d- 1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and (iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person; (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and 7 in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner. For purposes of this Section 2.12, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation. (d) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.12 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders. (e) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.12. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.12, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. (f) This Section 2.12 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.12 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.12 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. 8

(g) For purposes of these Bylaws, the term “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. SECTION 2.13 Notice of Nominations for Election to the Board of Directors. (a) Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these Bylaws, or (ii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.13 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.13 and Section 2.14 as to such notice and nomination. For purposes of this Section 2.13, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting. (b) (i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.12) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.13 and Section 2.14 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.13 and Section 2.14. (ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (1) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (2) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.13 and Section 2.14 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.13. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.12) of the date of such special meeting was first made. (iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. (c) To be in proper form for purposes of this Section 2.13, a stockholder’s notice to the Secretary of the Corporation shall set forth: 9

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.12(c)(i), except that for purposes of this Section 2.13 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.12(c)(i)); (ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.12(c)(ii), except that for purposes of this Section 2.13 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.12(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.12(c)(ii) shall be made with respect to the election of directors at the meeting); and (iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.13 and Section 2.14 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.14(a). For purposes of this Section 2.13, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation. (d) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.13 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination. 10

(e) In addition to the requirements of this Section 2.13 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. SECTION 2.14 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors. (a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.13 and the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors), to the Secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein, (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect), and (D) if elected as director of the Corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election. (b) The Board of Directors may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines. (c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.14, if necessary, so that the information provided or required to be provided pursuant to this Section 2.14 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, 11 extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders. (d) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.13 and this Section 2.14, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.13 and this Section 2.14, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect. (e) Notwithstanding anything in these Bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.13 and this Section 2.14. SECTION 2.15 Conduct of Meetings. (a) Chairman of Meeting. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting. (b) Rules, Regulations and Procedures. The Board of Directors of the Corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. (c) Closing of Polls. The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted. 12

(d) Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, if any, the Chief Executive Officer or the President shall appoint one or more inspectors or election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. SECTION 2.16 Action without Meeting. (a) Taking of Action by Written Consent in Lieu of a Meeting. Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) shall be signed by holders of record on the record date established pursuant to Section 2.16(b) below (the “Written Consent Record Date”) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 2.16, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.16. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting. Except as otherwise provided by the Certificate of Incorporation, stockholders may act by written consent to elect directors; provided, however, that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. (b) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.16(b) from any such stockholder, the Board of Directors may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board of Directors is required by applicable law, shall be the first date on which valid signed written consents constituting not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.16(b), and (ii) the Written Consent Record 13

Date for determining stockholders entitled to consent to such action, when prior action by the Board of Directors is required by applicable law, shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. (c) Notice of Taking of Corporate Action. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. ARTICLE III DIRECTORS SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the Corporation except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled. SECTION 3.2 Number, Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation. SECTION 3.3 Term of Office. Each director shall hold office until the next annual meeting and until a successor is elected and qualified, or until such director’s earlier death, resignation or removal. SECTION 3.4 Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 3.2 of these Bylaws constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. SECTION 3.5 Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the Certificate of Incorporation or by these Bylaws. SECTION 3.6 Removal. Except as otherwise provided by the General Corporation Law of the State of Delaware, any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series. SECTION 3.7 Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier death, resignation or removal. 14

SECTION 3.8 Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairman of the Board, the Vice Chairman of the Board, if any, the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. SECTION 3.9 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders. SECTION 3.10 Executive Sessions. Independent directors of the Corporation (as defined in the NASDAQ Stock Market Marketplace Rules, as may be amended from time to time) must meet at regularly scheduled meetings (at least twice a year) at which only independent directors are present. SECTION 3.11 Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated in a call by a majority of the members of the Board of Directors, whether constituting a quorum or not, the Chairman of the Board or the Chief Executive Officer of the Corporation. SECTION 3.12 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary of the Corporation or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or electronic mail, or delivering written notice by hand, to such director’s last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (iii) by sending written notice, via first-class mail or reputable overnight courier, to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. SECTION 3.13 Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone, videoconference or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting. SECTION 3.14 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents and electronic transmissions are filed with the minutes of proceedings of the Board or committee. SECTION 3.15 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may 15 otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors. SECTION 3.16 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service. ARTICLE IV OFFICERS SECTION 4.1 Titles. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may determine, including a Chairman of the Board, a Vice Chairman of the Board and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate. SECTION 4.2 Election. The Chief Executive Officer, President, Treasurer and Secretary of the Corporation shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting. SECTION 4.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person. SECTION 4.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal. SECTION 4.5 Resignation and Removal. Any officer may resign by delivering a written resignation to the Corporation at its principal office or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation. SECTION 4.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary of the Corporation. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal. 16

SECTION 4.7 Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders. SECTION 4.8 Vice Chairman of the Board. The Board of Directors may appoint from its members a Vice Chairman of the Board. If the Board of Directors appoints a Vice Chairman of the Board, such Vice Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors. The Vice Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders in the absence of the Chairman of the Board. Such Vice Chairman shall also possess the other specific authority as provided elsewhere in these Bylaws. SECTION 4.9 Chief Executive Officer. The Chief Executive Officer of the Corporation shall have overall responsibility and authority for the Corporation’s strategic planning and for evaluating potential mergers and acquisitions and new business opportunities, subject to the authority of the Board of Directors. The Chief Executive Officer may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation, provided that the Chief Executive Officer, in the absence of the President, may sign or execute any document or instrument where the signing and execution thereof shall be expressly delegated to the “President” of the Corporation. In the event the Chief Executive Officer of the Corporation is for any reason unwilling or unable to serve as Chief Executive Officer of the Corporation, the members of the Board of Directors shall promptly select and approve an individual to serve as the Chief Executive Officer of the Corporation. SECTION 4.10 Chief Operating Officer. The Chief Operating Officer of the Corporation shall have overall responsibility and authority for the technical systems, sales and marketing and customer service operations of the Corporation, subject to the authority of the Chief Executive Officer. SECTION 4.11 Chief Financial Officer. The Chief Financial Officer of the Corporation shall have overall responsibility and authority for the financial affairs of the Corporation including, without limitation, oversight of the Corporation’s accounting, inventory, management information systems, internal audit and billing functions, subject to the authority of the Chief Executive Officer. SECTION 4.12 President. The President shall perform such other duties and shall have such other powers as the Board of Directors and the Chief Executive Officer may from time to time prescribe. SECTION 4.13 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President, and then the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors), shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors. SECTION 4.14 Secretary and Assistant Secretaries. The Secretary of the Corporation shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary of the Corporation shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board 17 of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents. Any Assistant Secretary of the Corporation shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary of the Corporation, the Assistant Secretary of the Corporation (or if there shall be more than one, the Assistant Secretaries of the Corporation in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary of the Corporation. In the absence of the Secretary or any Assistant Secretary of the Corporation at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting. SECTION 4.15 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation. The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer. SECTION 4.16 Salaries. Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors. SECTION 4.17 Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise. ARTICLE V CAPITAL STOCK SECTION 5.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation or the whole or any part of any shares of the authorized capital stock of the Corporation held in the Corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine. SECTION 5.2 Certificates of Stock. Every holder of stock of the Corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the Corporation. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these Bylaws, applicable securities laws or any agreement among any number of 18 stockholders or among such holders and the Corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction. There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the Corporation a statement that the Corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. SECTION 5.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws. SECTION 5.4 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the Corporation or any transfer agent or registrar. SECTION 5.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes new record date(s) for such adjourned meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. SECTION 5.6 Stockholders of Record. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it 19 shall have express or other notice thereof except as otherwise may be provided by the General Corporation Law of the State of Delaware. ARTICLE VI INSURANCE The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) against liability asserted against or incurred by such person in such capacity or arising from such person’s status as such (whether or not the corporation would have the power to indemnify such person against the same liability). ARTICLE VII INDEMNIFICATION SECTION 7.1 General. The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware (including, without limitation, Section 145 thereof) or other provisions of the laws of Delaware relating to indemnification of directors and officers, as the same may be amended and supplemented from time to time, indemnify any and all such persons whom it shall have power to indemnify under the General Corporation Law of the State of Delaware or such other provisions of law. SECTION 7.2 Indemnification in Actions, Suits or Proceedings Other Than Those By or in Right of the Corporation. Without limiting the generality of Section 7.1, to the fullest extent permitted, and subject to the conditions imposed, by law, and pursuant to Section 145 of the General Corporation Law of the State of Delaware unless otherwise determined by the Board of Directors: (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending completed action, suit or proceeding (whether criminal, administrative or investigative) by reason of fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or preceding, had unreasonable cause to believe that such conduct was unlawful. SECTION 7.3 Indemnification in Actions, Suits or Proceedings By or in the Right of the Corporation. Without limiting the generality of Section 7.1, to the fullest extent permitted, and subject to the conditions imposed, by law, and pursuant to Section 145 of the General Corporation Law of the State of Delaware unless otherwise determined by the Board of Directors: (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against 20 expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation. No such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. SECTION 7.4 Authorization of Indemnification. Any indemnification under this Article VII shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person or persons have met the applicable standard of conduct set forth in Sections 7.2 and 7.3 hereof. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel, in a written opinion, or (c) by a majority of the stockholders entitled to vote generally in the election of directors. SECTION 7.5 Advancement of Expenses. Corporation may advance expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to indemnification. The Corporation may advance expenses (including attorneys’ fees) incurred by any employee or agent in advance of the final disposition of such action, suit or proceeding upon such terms and condition, if any, as the Board of Directors deems appropriate. ARTICLE VIII GENERAL PROVISIONS SECTION 8.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December in each year. SECTION 8.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors. SECTION 8.3 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. SECTION 8.4 Voting of Securities. Except as the Board of Directors may otherwise designate, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this Corporation. SECTION 8.5 Inspection of Books and Records. Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the 21 person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business. SECTION 8.6 Dividends. The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation (including the Certificate of Designation) and the laws of the State of Delaware. SECTION 8.7 Reserves. The Board of Directors may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve. SECTION 8.8 Execution of Instruments. All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. SECTION 8.9 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary of the Corporation, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action. SECTION 8.10 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time. SECTION 8.11 Transactions with Interested Parties. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors at which the contract or transaction is authorized or solely because any such director’s or officer’s votes are counted for such purpose, if such contract or transaction complies with the provisions of Section 144 of the General Corporation Law of the State of Delaware. SECTION 8.12 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws. SECTION 8.13 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require. SECTION 8.14 Electronic Signatures. Any document, including, without limitation, any consent, agreement, certificate or instrument, required by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws to be executed by any officer, director, stockholder, employee or agent of the Corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law. All other contracts, agreements, certificates or instruments to be executed on behalf of the corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law. 22

ARTICLE IX AMENDMENTS Except as may be limited pursuant to Section 7.1, the Board of Directors shall have the power to amend or repeal any Bylaw adopted by the shareholders, and any Bylaw adopted by the Board of Directors shall be subject to amendment or repeal by the shareholders as well as by the directors either by the shareholders at any meeting, or by vote of a majority of the shares present or represented thereat, or by the Board of Directors by a vote of a majority of the Board of Directors. 23